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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        --------------------------------

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                        --------------------------------

       Date of Report (Date of earliest event reported): November 8, 2004

                                   [SBS LOGO]

                        SPANISH BROADCASTING SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                       000-27823                              13-3827791
(State or other jurisdiction                            (Commission                            (IRS Employer
      of incorporation)                                 File Number)                        Identification No.)

2601 SOUTH BAYSHORE DRIVE, PH II, COCONUT GROVE, FLORIDA                                          33133
    (Address of principal executive offices)                                                    (Zip Code)

                                 (305) 441-6901
              (Registrant's telephone number, including area code)
                   -------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 8, 2004, Spanish Broadcasting System, Inc. issued a press release announcing its third quarter 2004 financial results. A copy of the press release is attached hereto as Exhibit 99.1.

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1   -   Press Release of Spanish Broadcasting System, Inc.,
                    dated November 8, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SPANISH BROADCASTING SYSTEM, INC.
                                             (REGISTRANT)


November 8, 2004                             By:   /s/  Joseph A. Garcia
                                               ------------------------------
                                              Joseph A. Garcia
                                              Chief Financial Officer, Executive
                                              Vice President and Secretary


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                                  Exhibit Index

Exhibit No.       Description

99.1              Press Release of Spanish Broadcasting System, Inc., dated
                  November 8, 2004.


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